Exhibit 10.11

2015 Awards
DIAMOND FOODS, INC.
RSU Deferral Election
January 14, 2015

Name:_____________________________________

I wish to make the following election with respect to the restricted stock units granted on January 14, 2015 (the “RSUs”) by Diamond Foods, Inc. (the “Company”) pursuant to the Company’s 2015 Equity Incentive Plan (the “Plan”) to defer receipt of shares of Company common stock received in connection with settlement of the vested RSUs.
I am making my deferral election within 29 days of the stockholder approval of the Plan. I am electing to defer receipt of the shares of Company common stock to be issued upon settlement of vested RSUs until the earlier to occur of the dates set forth below.
VESTED RSU ELECTION -- PLEASE MAKE YOUR ELECTION BY CHECKING THE BOX BELOW:
100% Deferral Election

I elect to receive 100% of the shares of Company common stock issuable to me upon settlement of the vested RSUs within 30 days following the earlier to occur of: (1) my “separation of service” with the Company as defined in Section 409A of the Code and the Regulations thereunder)[1], (2) a Corporate Transaction that constitutes a Change of Control event under Treasury Regulation 1.409A-3(i)(5)(v)-(vii).
☐
50% Deferral Election

I elect to receive 50% of the shares of Company common stock issuable to me upon settlement of the vested RSUs within 30 days following the earlier to occur of: (1) my “separation of service” with the Company as defined in Section 409A of the Code and the Regulations thereunder)[1], (2) a Corporate Transaction that constitutes a Change of Control event under Treasury Regulation 1.409A-3(i)(5)(v)-(vii).
☐
By signing below, I have elected to defer receipt of the shares issuable following vesting of the RSUs until the earliest of the dates set forth above. I may not modify my election. Once made, my election is irrevocable.
To the extent any capitalized terms used in this RSU Deferral Election are not defined, they shall have the meaning ascribed to them in the Plan.

_________________________________________
Signature
_________________________________________
Date

The Company has accepted this RSU Deferral Election by evidence of the signature below

_________________________________________
Signature of Company Officer and Title
_________________________________________
Date
___________________________
1I understand that if I am deemed at the time of my “separation from service” to be a specified employee under Treasury Regulation 1.409A-1(i), to the extent required by Section 409A of the Code, the lump sum issuance of the shares will not be made until the first day of the seventh month following the date of my “separation from service” or, if earlier, the first day of the month immediately following the date the Company receives proof of my death.

Awards granted after Calendar 2015

DIAMOND FOODS, INC.
RSU Deferral Election
[Date]

Name:
I wish to make the following election with respect to any restricted stock units to be granted in calendar 20[__] (the “RSUs”) by Diamond Foods, Inc. (the “Company”) pursuant to the Company’s 2015 Equity Incentive Plan (the “Plan”) to defer receipt of shares of Company common stock received in connection with settlement of the vested RSUs.
I am making my deferral election prior to the beginning of the calendar year in which the grant of the RSUs occurs. I am electing to defer receipt of the shares of Company common stock to be issued upon settlement of vested RSUs until the earlier to occur of the dates set forth below.
VESTED RSU ELECTION -- PLEASE MAKE YOUR ELECTION BY CHECKING THE BOX BELOW:
100% Deferral Election

I elect to receive 100% of the shares of Company common stock issuable to me upon settlement of the vested RSUs within 30 days following the earlier to occur of: (1) my “separation of service” with the Company as defined in Section 409A of the Code and the Regulations thereunder)[1], (2) a Corporate Transaction that constitutes a Change of Control event under Treasury Regulation 1.409A-3(i)(5)(v)-(vii).
☐
50% Deferral Election

I elect to receive 50% of the shares of Company common stock issuable to me upon settlement of the vested RSUs within 30 days following the earlier to occur of: (1) my “separation of service” with the Company as defined in Section 409A of the Code and the Regulations thereunder)[1], (2) a Corporate Transaction that constitutes a Change of Control event under Treasury Regulation 1.409A-3(i)(5)(v)-(vii).
☐

By signing below, I have elected to defer receipt of the shares issuable following vesting of the RSUs until the earliest of the dates set forth above. I may not modify my election. Once made, my election is irrevocable.
To the extent any capitalized terms used in this RSU Deferral Election are not defined, they shall have the meaning ascribed to them in the Plan.

_________________________________________
Signature
_________________________________________
Date

The Company has accepted this RSU Deferral Election by evidence of the signature below

_________________________________________
Signature of Company Officer and Title
_________________________________________
Date
___________________________
1I understand that if I am deemed at the time of my “separation from service” to be a specified employee under Treasury Regulation 1.409A-1(i), to the extent required by Section 409A of the Code, the lump sum issuance of the shares will not be made until the first day of the seventh month following the date of my “separation from service” or, if earlier, the first day of the month immediately following the date the Company receives proof of my death.